UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

FACT Acquisition I Corp.

14 Wall Street, 20th Floor, New York, NY 10005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (the “Company”), originally filed by the Company with the Securities and Exchange Commission (“SEC”) on July 24, 2023 (the “Original Filing”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report) on July 18, 2023.

This Amendment is being filed to replace the Unaudited Pro Forma Financial Information with respect to the completed Business Combination (as defined in the Original Report) for the three months ended March 31, 2023 and the unaudited pro forma combined statement of operations for the year ended December 31, 2022, included as Exhibit 99.4.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2023 and the unaudited pro forma combined statement of operations for the year ended December 31, 2022 is included in Exhibit 99.4, and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.4*	Unaudited pro forma condensed combined financial information of the Complete Solaria as of and for the three months ended March 31, 2023 and the unaudited pro forma combined statement of operations for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLETE SOLARIA, INC.
Dated: August 8, 2023

	By:	/s/ William J. Anderson
William J. Anderson
Chief Executive Officer